EXHIBIT 99.1
[NATIONAL OILWELL VARCO, INC. COMPANY LETTERHEAD]
IMPORTANT NOTICE REGARDING NATIONAL OILWELL VARCO, INC. 401(k) RETIREMENT SAVINGS PLAN BLACKOUT
PERIOD AND YOUR RIGHTS TO TRADE NATIONAL OILWELL VARCO, INC. COMMON STOCK DURING BLACKOUT
December 2, 2005

To:	All Directors and Executive Officers of National Oilwell Varco, Inc. and its Subsidiaries

From:	Dwight W. Rettig, Vice President, General Counsel and Corporate Secretary
The purpose of this notice is to inform you that the Varco International, Inc. 401(k)/Profit Sharing Plan (the “401(k) Plan”) will be entering a blackout period due to a Trustee and Recordkeeper conversion from Merrill Lynch Retirement Services to Wachovia Bank, National Association, as trustee and recordkeeper.
As a result of this transition, there will be a period of time when certain participants in the 401(k) Plan will be unable to access their accounts to direct or diversify their investments or obtain a loan or distribution from the plan. As a director or executive officer of National Oilwell Varco, Inc. (the “Company”), this blackout of the 401(k) Plan has a direct impact on your ability to trade National Oilwell Varco, Inc. Common Stock.
Under Securities and Exchange Commission (SEC) rules published pursuant to the Sarbanes-Oxley Act of 2002 (P.L. 107-24), which apply to 401(k) plan blackout periods, during “any period of more than three consecutive business days during which the ability to purchase, sell or otherwise acquire or transfer an interest in any equity security of such issuer held in an individual account is temporarily suspended by the issuer or by a fiduciary of the plan,” corporate insiders may no longer exercise stock options or trade employer securities held outside of the 401(k) Plan. Specifically, the insider trading provision prohibits corporate insiders from directly or indirectly purchasing, selling, acquiring or transferring any equity or derivative security of a publicly traded company that they acquired in connection with service or employment as a director or executive officer of that company. All shares held by you will be presumed to be acquired in connection with your service as a director or executive officer, unless you can establish by specific identification that the transaction was not of stock acquired in connection with your service.
•	The SEC’s rules provide a limited number of exemptions from the trading restriction. If you would like more information regarding these exemptions, please call me at 713-346-7550.
Key Dates for Prohibition from Trading National Oilwell Varco, Inc. Common Stock:

Period Begins	December 27, 2005
Period Ends	January 25, 2006*
*The trading prohibition related to the 401(k) Plan blackout period is in addition to and will overlap the quarterly trading prohibition related to the public release of financial results, which will end on the second business day after the financial results are released for 2005.
Violations of the insider trading prohibition will allow an issuer or a security holder acting on behalf of an issuer to bring an action to recover the profits realized by the director or executive officer. In addition, the SEC may bring an action, including civil injunction proceedings, cease-and-desist actions, civil penalties and all other remedies available to the SEC under the Exchange Act, including, in some cases, criminal penalties.
While we anticipate a smooth transition, you will be notified in the unlikely event that an extension of the blackout is needed. Please contact me directly with any questions you may have regarding this notice.
Attachment.

Important Information
Regarding the
Varco International, Inc.
401(k)/Profit Sharing Plan
Due to the merger of National-Oilwell and Varco International, the Varco International, Inc. 401(k)/Profit Sharing Plan and the National Oilwell Retirement and Thrift Plan will be merging effective January 1, 2006. As a result, the Plan will be converting to Wachovia Retirement Services for daily recordkeeping. Additionally, the name of the merged Plan will be the National Oilwell Varco, Inc. 401(k) and Retirement Savings Plan.
You don’t need to do anything during this transition.
There will be a brief period of time during which you will be temporarily unable to make changes to your account or conduct any transactions. These restrictions are necessary in order to complete the transition. However, once the transition is complete, on January 25, 2006, you will have full access to your account and will be able to take advantage of Wachovia’s extensive resources, financial planning tools and investment services.
Mark Your Calendar
December 27, 2005
Transition period begins
January 10, 2006
Plan assets transfer to Wachovia
January 25, 2006
Full access at Wachovia
Before the Transition: Key Dates
The transition period for the Plan will begin on December 27, 2005 and will end on January 25, 2006. You will receive another notice to advise you of the end of the transition. Plan participants who are no longer employed by National Oilwell Varco, you may only request distributions and make investment changes.
If you want to make any of the following changes:
•	Contribution change

•	Investment change to current balance

•	Investment change to future contributions

•	Loan payoff

•	New loan request

•	In-service withdrawal

•	Termination distribution
You must submit your request by 3:00 p.m. CT on January 3, 2006 by calling Merrill Lynch at 1-800-228-401k or by visiting their website at www.benefits.ml.com. If you do not make any changes prior to the cut-off, your contributions will continue at the same deferral percentage. Starting January 13, 2006, Wachovia will begin receiving all current and future payroll contributions.
During the Transition
The investment options and your current investment elections will substantially remain as they are today. Only two investment options will be “mapped” or transferred to a similar investment type.
Your current investment elections at Merrill Lynch as of 3:00p.m. ET on January 3, 2006 will automatically transfer to Wachovia. (See investment information section on the next page).

Investment Information
Your account balance and investment elections for future contributions will either remain the same or will be transferred to a similar investment at Wachovia as shown in the chart below.
Note: The two investments in bold below are transferring to a similar or like investment.

If you have an investment in...	Your balance will move to...	Ticker Symbol
Merrill Lynch	Wachovia	Ticker Symbol

Merrill Lynch Retirement Preservation Trust	Gartmore Morley Stable Value Fund	N/A

Merrill Lynch U.S. Government Fund	Merrill Lynch U.S. Government Fund	MAFSX

PIMCO Total Return Fund	PIMCO Total Return Fund	PTTRX

Merrill Lynch Global Allocation Fund	Merrill Lynch Global Allocation Fund	MALOX

Merrill Lynch Basic Value Fund	Merrill Lynch Basic Value Fund	MABAX

Van Kampen Growth & Income Fund	Van Kampen Growth & Income Fund	ACGIX

Merrill Lynch Focus Value Fund	Merrill Lynch Focus Value Fund	MAPNX

Davis New York Venture Fund	Davis New York Venture Fund	DNVYX

Merrill Lynch Equity Index Trust	Enhanced Stock Market Fund of Wachovia	N/A

American Funds Growth Fund of America	American Funds Growth Fund of America	RGAEX

Alger Large Cap Growth Institutional Portfolio	Alger Large Cap Growth Institutional Portfolio	ALGRX

Lord Abbett Mid Cap Value Fund	Lord Abbett Mid Cap Value Fund	LMCYX

Alger Mid Cap Growth Institutional Portfolio	Alger Mid Cap Growth Institutional Portfolio	ALMRX

Allianz NFJ Small Cap Value Fund	Allianz NFJ Small Cap Value Fund	PSVIX

Managers Special Equity Fund	Managers Special Equity Fund	MGSEX

Merrill Lynch International Value Fund	Merrill Lynch International Value Fund	MAIVX

Oakmark International Fund	Oakmark International Fund	OAKIX

Van Kampen Real Estate Securities Fund	Van Kampen Real Estate Securities Fund	ACREX

National Oilwell Varco Company Stock	National Oilwell Varco Company Stock	NOV

The GoalManager Conservative Portfolio[1]	Conservative Model Portfolio	N/A

The GoalManager Conservative-Moderate Portfolio[1]	Conservative-Moderate Model Portfolio	N/A

The GoalManager Moderate Portfolio[1]	Moderate Model Portfolio	N/A

The GoalManager Moderate-Aggressive Portfolio[1]	Moderate-Aggressive Model Portfolio	N/A

The GoalManager Aggressive Portfolio[1]	Aggressive Model Portfolio	N/A

[1]	The fund composition of the GoalManager/Model Portfolios will remain the same after the transition with the exception of the Merrill Lynch Retirement Preservation Trust. Please note, going forward the portfolios will be referred to as named in the Wachovia column above.
INVESTMENTS:

ARE NOT GUARANTEED	ARE NOT FDIC INSURED	MAY LOSE VALUE

Investment Information (continued)
In addition to the investment line-up shown on the previous page, you will also be able to choose from the following new investment options once the transition is complete:

New Fund	Investment Style	Ticker Symbol

Vanguard Total Bond Market Index Fund	Intermediate-Term Bond	VBTIX

Vanguard Balanced Index Fund	Moderate Allocation	VBAIX

Vanguard Value Index Fund	Large Cap Value	VIVIX

Vanguard Growth Index Fund	Large Cap Growth	VIGIX

Dreyfus MidCap Index Fund	Mid Cap Blend	PESPX

Vanguard Total International Stock Index Fund	Foreign Large Cap Blend	VGTSX

Vanguard Small Cap Value Index Fund	Small Cap Value	VISVX

Dreyfus Small Cap Stock Index Fund	Small Cap Blend	DISSX

Vanguard Small Cap Growth Index Fund	Small Cap Growth	VISGX

Self-Managed Brokerage Account[2]	N/A	N/A

[2]	A Self Managed Account allows you to actively trade the securities of your choice within your retirement plan account without being limited to your plan’s mutual fund offerings. The account allows easy movement of your money between the plan’s core list of funds and a brokerage account offered through Wachovia Securities, Inc., member NYSE and SIPC, a registered broker-dealer and a separate, non-bank affiliate of Wachovia Corporation. For more information contact Wachovia’s call center once the transition has been completed.
After the Transition
Once the transition is completed, you will have full access to your account balance to make investment changes through Wachovia’s call center and website. Call center representatives will be available to help you weekdays from 6:00 a.m. — 9:00 p.m. CT.
The prospectus for a mutual fund contains complete information, including charges and expenses. You may obtain a copy of the prospectus directly from the Wachovia website or call center and you should read it carefully before investing.
INVESTMENTS:

ARE NOT GUARANTEED	ARE NOT FDIC INSURED	MAY LOSE VALUE

Plan Enhancements
Along with the changes discussed in the previous pages, several plan enhancements will be made during the transition and will take effect on January 1, 2006. The following chart provides details on these changes:

	Prior to January 1, 2006	Effective January 1, 2006

Pre-tax Deferrals	Up to 25%	Up to 100%

After-tax Deferrals	None allowed	Up to 18%

After-tax Deferral Investment Elections	N/A	Does not have to correlate with pre-tax deferral investment elections

Company Matching Contribution	$1.00 for every dollar contributed up to 4% of eligible compensation[3]	Same

Retirement Contribution Eligibility	N/A	One year of service

Years of service = contribution
Retirement Contribution		1 year, less than 5 yrs. = 2.5%
Formula[4]	N/A	5 yrs., less than 10 yrs. = 3%
10 yrs., less than 15 yrs. = 3.5%
15 yrs., less than 20 yrs. = 4%
20 yrs., less than 25 yrs. = 4.5%
25 yrs., less than 30 yrs. = 5%
30 or more yrs. = 5.5%

Allowed Rollover Contributions	Qualified, 403b, 457 plans and conduit IRA’s	Qualified, 403b, 457 plans, conduit IRA’s and SIMPLE plans

Company Matching Contribution Eligibility	All employees are immediately eligible	All employees hired after January 1, 2006 will have a one year waiting period before becoming eligible for company matching contributions

Loans	2 outstanding loans	1 outstanding loan

Loan Fees	Upfront loan fee	Monthly loan fee of $2.75[5]

Company Stock	Frozen investment option	Available investment option moving from share to unitized accounting

Hardship Withdrawals	Reasons: Purchase of primary residence, prevention of foreclosure/eviction, uninsured medical costs, college tuition	Reasons: Same as before, PLUS funeral expenses, casualty loss of primary residence and losses due to Hurricane Katrina

Beneficiary Designation	Paper form filled out and returned to your HR department	Designated online or by phone via Wachovia’s website or call center

[3]	Effective January 1, 2006, the definition of compensation used for the calculation of deferrals, company match and retirement will be base pay plus overtime pay.

[4]	The retirement contribution is a percentage of base pay plus overtime, determined by full years of service at December 31st.

[5]	All participants with outstanding loans will not incur the monthly charge. This charge will only be applicable to those who apply and receive a loan after the transition period.